UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Not applicable

FORMAN PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana (State or other jurisdiction of incorporation)	333-31375* (Commission File Number)	72-0954774 (IRS Employer Identification No.)
650 Poydras Street, Suite 2200, New Orleans, Louisiana (Address of principal executive offices)		70130 (Zip Code)
(504) 586-8888 (Registrant's telephone number, including area code)

* The Commission file number refers to a Form S-4 Registration Statement filed by the Registrant under the Securities Act of 1933, which became effective September 26, 1997.

Item 7.         Financial Statements and Exhibits.

            The registrant files this Form 8-K Current Report for the purpose of filing the exhibits listed below. Exhibits 99.1 and 99.2 are expected to be filed in identical form during March 2001, with the registrant's Form 10-K Annual Report for the year ended December 31, 2000. Exhibit 99.1 is also expected to be filed in identical form during March 2001, with a Registration Statement on Form S-4 to be filed by Ascent Energy Inc., a wholly-owned subsidiary of the registrant.

(c)	Exhibits.
	23.1	Consent of Arthur Andersen LLP
	99.1	Financial Statements:
Report of Independent Public Accountants
Balance Sheet as of the Years Ended December 31, 2000 and 1999
Statements of Operations for the Three Years in the Period Ended December 31, 2000
Statements of Stockholders' Equity (Deficit) for the Three Years in the Period Ended December 31, 2000
Statements of Cash Flows for the Three Years in the Period Ended December 31, 2000
Notes to Financial Statements
	99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMAN PETROLEUM CORPORATION
By: /s/ Jeffrey Clarke Jeffrey Clarke President
By: /s/ Michael Price Michael Price Chief Financial Officer

Dated: March 27, 2001